UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                               FORM 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

                       November 13, 2003
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               Date of Report (date of earliest event reported


                      TECH/OPS SEVCON, INC.
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      (Exact name of registrant as specified in its charter)


          Delaware                  1-9789             04-2985631
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(State or other jurisdiction of    Commission      (I.R.S. Employer
 incorporation or organization)    File Number     Identification No.)

           155 Northboro Road Southborough, MA 01772
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        (Address of principal executive offices and zip code)

                            (508) 281-5510
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         (Registrant's telephone number, including area code:)


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        (Former Name or Former Address, if Changed Since Last Report)



Item 9.	  Regulation FD Disclosure (also furnished under Item 12 - "Results of Operations and Financial Conditions")

	On November 13, 2003, the Registrant issued a press release announcing earnings for the fourth quarter and year ended September 30, 2003. A copy of such press release is attached hereto as Exhibit 99 and is incorporated by reference herein in its entirety.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Tech/Ops Sevcon, Inc.,  Registrant
November 13,2003                /s/ Raymond J. Thibault Jr.
                                            Raymond J. Thibault Jr.
                                            Assistant Treasurer